UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2008

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Rowland Way, Suite 110 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2008, Sonic Solutions (“Sonic”) issued a press release regarding its financial results for the quarter ended June 30, 2008. On the same day, the Sonic hosted a conference call to further discuss the financial results. Copies of the earnings press release and, transcript of the earnings conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

To supplement Sonic’s consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principals (“GAAP”), Sonic also presented the following non-GAAP financial measures in the earnings press release and which were discussed on the earnings conference call: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per share.

Sonic’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures but should be considered in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into Sonic’s operations that, when viewed with Sonic’s GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures contained in the earnings press release, offers a more complete understanding of factors and trends affecting Sonic’s business. Sonic’s non- GAAP presentation should be read in conjunction with Sonic’s consolidated financial statements prepared in accordance with GAAP. Sonic believes these non- GAAP financial measures are useful to investors because (1) they allow for greater transparency with respect to key metrics Sonic uses in its financial and operational decision making and (2) they are used by some of Sonic’s institutional investors and the analyst community to help them analyze Sonic’s operational results.

Sonic believes that its non-GAAP presentation is useful to investors for the reasons described above, and because such presentation offers investors a better understanding of Sonic’s core business operating results and budget planning decisions. Sonic’s management uses these non-GAAP measures internally to plan and forecast future periods, to establish operational goals, to compare with its business plan and individual operating budgets and to allocate resources. Material limitations associated with the use of the non-GAAP financial measures versus the comparable GAAP measures are (a) the non-GAAP measures provide a view of Sonic’s earnings that does not include all of Sonic’s expense obligations for the period in question, and (b) this may not enhance the comparability of Sonic’s results to those of other companies who have treated such matters differently. Sonic compensates for these limitations by providing full disclosure of the effects of these non-GAAP measures, by presenting the corresponding treatment prepared in conformity with GAAP in the earnings press release and in Sonic’s financial statements and by providing a reconciliation in the earnings press release to the corresponding GAAP measures so that investors can use the information to perform their own analysis.

The information in this Item 2.02 of Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of Form 8-K and Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Securities Safe Harbor

This Current Report on Form 8-K and the exhibits furnished hereby contain certain “forward-looking statements” within the meaning Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to certain assumptions, risks, uncertainties and changes in circumstances. Sonic's other reports on file with the Securities and Exchange Commission contain more detailed discussions of risks and uncertainties that may affect future results. The Company is not obligated to (and expressly disclaims any obligation to) revise or update any forward-looking statements in order to reflect events or circumstances, whether they arise as a result of new information, future events, or otherwise, unless otherwise required by law.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Press Release of Sonic Solutions dated August 12, 2008 announcing earnings results for the quarter ended June 30, 2008.
99.2	Transcript of earnings conference call that occurred after market on August 12, 2008 discussing its earnings results for the quarter ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC SOLUTIONS

	By:	/s/ David C. Habiger
		Name:	David C. Habiger
		Title:	President and Chief Executive Officer
(Principal Executive Officer)

Date: August 18, 2008